UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 27, 2015

Fidelity National Information Services, Inc.
(Exact name of registrant as specified in its charter)

Commission File No. 001-16427

Georgia	37-1490331
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

601 Riverside Avenue, Jacksonville, Florida	32204
(Address of principal executive offices)	(Zip Code)

(904) 438-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 27, 2015, at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) of Fidelity National Information Services, Inc. (the “Company”), the shareholders of the Company approved an amendment and restatement of the Fidelity National Information Services, Inc. 2008 Omnibus Incentive Plan (as amended and restated, the “Plan”) to increase the authorized shares available for issuance thereunder by 12,000,000 shares. A more detailed summary of the principal features of the Plan can be found in the Company’s proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 17, 2015. The descriptions of the Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Plan, which was filed as Annex A to the Proxy Statement and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Annual Meeting was held on May 27, 2015. At the Annual Meeting, the shareholders of the Company approved the following matters submitted to them for consideration:

1.	The shareholders elected all persons nominated as directors to serve until the Company’s 2016 Annual Meeting of Shareholders, as set forth in the Proxy Statement, with the following voting results:

	Votes	Votes		Broker
Nominee	“For”	"Against"	Abstentions	Non-Votes
Ellen R. Alemany	232,222,238	454,081	2,642,205	21,648,592
William P. Foley, II	228,849,776	3,931,301	2,537,447	21,648,592
Thomas M. Hagerty	212,047,636	20,656,128	2,614,760	21,648,592
Keith W. Hughes	211,305,597	21,344,807	2,668,120	21,648,592
David K. Hunt	210,804,943	21,908,294	2,605,287	21,648,592
Stephan A. James	232,171,473	477,296	2,669,755	21,648,592
Frank R. Martire	230,888,045	1,769,046	2,661,433	21,648,592
Richard N. Massey	210,456,721	22,237,605	2,624,198	21,648,592
Leslie M. Muma	232,040,965	633,687	2,643,872	21,648,592
Gary A. Norcross	231,846,369	862,534	2,609,621	21,648,592
James B. Stallings, Jr.	232,191,677	461,552	2,665,295	21,648,592

2.
The Company’s shareholders voted upon and approved, on an advisory basis, the compensation of the Company’s named executive officers, with 199,298,329 votes for, 33,124,523 votes against, 2,895,672 abstentions and 21,648,592 broker non-votes.

3.
The Company’s shareholders voted upon and approved the amendment and restatement of the Fidelity National Information Services, Inc. 2008 Omnibus Incentive Plan, with 220,101,685 votes for, 11,323,177 votes against, 3,893,662 abstentions and 21,648,592 broker non-votes.

4.
The Company’s shareholders voted upon and ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2015, with 252,545,129 votes for, 1,787,369 votes against and 2,634,618 abstentions.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1
Fidelity National Information Services, Inc. 2008 Omnibus Incentive Plan, as amended and restated effective May 27, 2015 (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 17, 2015)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fidelity National Information Services, Inc.
Date: June 1, 2015	By:	/s/ Michael P. Oates
		Name:	Michael P. Oates
		Title:	Corporate Executive Vice President,
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description
10.1
Fidelity National Information Services, Inc. 2008 Omnibus Incentive Plan, as amended and restated effective May 27, 2015 (incorporated by reference to Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed on April 17, 2015)